Exhibit 99.1
ESSEX PROPERTY TRUST

Millennium- Los Angeles, CA (438 units)
Acquired 2011

CREATING OPPORTUNITIES for GROWTH
Santee Court - Los Angeles, CA
416 on Broadway - Glendale, CA
Arbors at Parc Rose - Oxnard, CA
Muse - Los Angeles, CA
101 San Fernando - San Jose, CA
Essex Skyline, - Irvine, CA

Everett
Discovery Bay
Snohomish
Mukilteo
Sultan
Gold Bar
Lynnwood
Monroe
Edmonds
Richmond Beach
Bothell
Poulsbo
Shoreline
West Peak
Bangor
Redmond
Silverdale
Kirkland
Tracyton
Seattle
Bellevue
Bremerton
Mercer Island
East Port Orchard
Shorewood
Issaquah
North Bend
KITSAP
Vashon
Renton
Des Moines
Kent
Covington
Mount Townsend
Mount Deception
Mount Walker
The Brothers 6866 ft
Mount Stone
Mount Washington
Mount Index
Mount Garfield
Puget Sound
Tolt
Cedar
KING

Corte Madera
Richmond
CONTRA COSTA
Tiburon
Berkeley
Lafayette
Sausalito
Alamo
Danville
CALIFORNIA
Oakland
San Francisco
Alameda
San Ramon
SAN FRANCISCO
San Leandro
Ashland
Dublin
Tracy
Daly City
South San Francisco
San Lorenzo
Livermore
Pacifica
Hayward
Pleasanton
San Bruno
Union City
San Antonio Reservoir
Burlingame
Foster City
Fremont
San Mateo
Ocean
Francis Beach
San Carlos
Redwood City
ALAMEDA
Half Moon Bay
North Fair Oaks
East Palo Alto
Milpitas
SAN MATEO
Palo Alto
Sunnyvale
Mount Hamilton
San Jose
Campbell
Saratoga
SANTA CLARA

Ventura
El Rio
Oxnard
Camarillo
La Crescenta
La Canada Flintridge
West Fork
Thousand Oaks
Port Hueneme
Agoura Hills
Arcadia
Glendora
El Monte
Anacapa Island
Santa Monica
18
20
Walnut
Inglewood
Bell
Bell Gardens
La Habra
Manhattan Beach
Lynwood
Downey
Brea
Torrance
Gardena
Bellflower
Fullerton
Lakewood
Carson
21
Rancho Palos Verdes
Seal Beach
Long Beach
Santa Ana
Irvine
Huntington Beach
Costa Mesa
Laguna Beach

EXTERNAL GROWTH
Since January 2010, Essex has acquired or developed over $1.2 billion in new investments
1	Corbella (169 units)
2	Elevation (157 units)
3	Courtyard off Main (109 units)
4	Joule (295 units)
5	Fourth & U (171 units)
6	Via (284 units)
7	Family Tree (121 units)
8	101 San Fernando (323 units)
9	The Commons (264 units)
10	Bella Villagio (231 units)
11	Arbors at Parc Rose (373 units)
12	Millennium (438 units)
13	Bellerive (63 units)
14	Allegro (96 units)
15	Muse (152 units)
16	416 on Broadway (115 units)
17	Orsini I & II (862 units)
18	Piero (225 units)
19	Reserve Lofts (79 units)
20	Santee Court (165 units)
20	Santee Village (73 units)
21	Anavia (250 units)
22	Madison Anaheim (768 units)
23	Skyline (349 units)
Seattle Area
Northern California
Southern California
3
4
5
6
1
2
3
7
8
9
10
11
12
13
15
14
16
23
17
19
Acquisitions ($884 mn)
Completed Development ($265 mn)
Preferred Equity Investments ($52 mn)
22

1971 George Marcus forms Essex Property Corporation
1988 Essex delivers 8 development communities under the name Summerhill Development
1994 Prices IPO at $19.50 per share (6.3 million shares). Essex has ownership in 16 apartment communities in the West Coast
1997 Increases portfolio by 60%, acquiring 27 communities. Reaches $1 billion market capitalization
2001 Creates Essex Apartment Value Fund L.P. with approximately $700 million in investment capability
2002 Acquires John M. Sachs, Inc. through a merger and adds 18 communities to portfolio
2004 Sells remaining Essex Fund I assets for $756 million, generating a 41% gross partnership IRR and forms Essex Apartment Value Fund II with $750 million investment capacity
2010 Michael Schall appointed new CEO. Company acquires 12 communities for $584 million and achieves 42% one-year total shareholder return
CELEBRATING 40 YEARS of EXCELLENCE
ACCOMPLISHMENTS
▪ Highest total return of any REIT since IPO - 1,882% (Source: SNL Financial)
▪ Cumulative Dividend paid in excess of $50 per share since IPO
▪ At IPO, Essex owned 16 multifamily properties (4,410 units); currently, Essex has ownership in
 150 apartment communities (30,716 units)
▪ Total capitalization at IPO was $250 million; as of March 31, 2010, total capitalization was $6.7 billion
▪ IPO stock price was $19.50 a share, today the stock trades around $135 per share

2011 Guidance (updated May 5, 2011)
FFO Per Share Guidance
$5.50- $5.70

Earnings Per Share Guidance
$0.85 - $1.15

Same Property Revenue Growth (Midpoint)
4.2%

Same Property NOI Growth (Midpoint)
5.4%

Market Expectations	2011	2011	2011
	Market	Market	Market
	Job Growth	Rent Growth	Occupancy
Southern California	1.2%	4.9%	95.2%
Northern California	1.2%	4.9%	95.8%
Seattle Metro	1.7%	5.25%	95.25%
Weighted Average	1.3%	5.0%	95.5%

US Economic Assumptions
GDP Growth of 2.5% to 3.0%
Job Growth of 1.3%

Targeted Acquisitions
$300 million - $500 million

Targeted Development Investment
$150 million related to finishing Via, starting Queen Anne and the Cadence Campus

Historical vs. Current Single Family Supply Levels
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
-0.5%
San Francisco
New York PMSA
Boston
Los Angeles
Philadelphia
Nassau-Suffolk
San Jose
Orange
Oakland
Ventura
Baltimore
San Diego
Seattle
Chicago
Portland
Minneapolis
Wash. D.C. PMSA
Denver
Miami/Ft. Lauderdale
Sacramento
Dallas-Ft. Worth
Inland Empire
Orlando
Phoenix
Atlanta
Houston
Las Vegas
Austin
Annual Avg. Permits 2000 -'09 as % of Stock
2010 Permits as % of 2010 Stock

Median Single Family Home Price
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
Atlanta
Orlando
Phoenix
Las Vegas
Dallas-Ft. Worth
Houston
Minneapolis
Chicago
Miami/Ft. Lauderdale
Austin
Philadelphia
Denver
Portland
Baltimore
Seattle
Los Angeles
Wash. D.C. PMSA
Boston
San Diego
Nassau-Suffolk
Ventura
New York PMSA
Orange
Oakland
San Jose
San Francisco

ESSEX MARKET DYNAMICS

Anavia - Anaheim, CA

fourth
NOW LEASING

San Francisco
Oakland
San Ramon
Manteca
Daly City
Alameda
Dublin
580
Tracy
Pacifica
San Bruno
Hayward
Livermore
5
San Mateo
Fremont
Redwood City
East Palo Alto
Santa Clara
San Jose
Saratoga
Campbell
Los Gatos
Scotts Valley
Morgan Hill

Mount Deception
Mill Creek
Lynnwood
Sultan
Mount Jupiter
Shoreline
Bothell
2
Brothers 6866 ft
Poulsbo
Kirkland
Redmond
Erlands Point
Bellevue
Tolt
Mount Garfield
101
Bremerton
Issaquah
509
Mount Si
Renton
Tahuya
Shorewood
North Bend
16
Kent
Gig Harbor
Cedar
Federal Way
Tacoma
Fife
Shelton
Enumclaw
Puyallup
University Place

DEVELOPMENT TRACK RECORD
Over the past 25-years, we have delivered over 8,500 units through our development program
RECENT DEVELOPMENT AWARDS
2011	Fourth and U, Berkeley, CA	Gold Nugget, Award of Merit - Best Mixed-Use Project
2010	Eastlake 2851, Seattle, WA	Pillars of the Industry, Finalist - Best Garden Apartment Community
2010	The Grand, Oakland, CA	Pillars of the Industry, Finalist - Best High Rise Apartments (9+) stories
2010	Eastlake 2851, Seattle, WA	Gold Nugget, Award of Merit - Rental Apartments
2010	Joule, Seattle, WA	Gold Nugget, Award of Merit - Best Multifamily Project (4-6 stories)
2010	Belmont Station, Los Angeles, CA	Gold Nugget, Award of Merit - Best Multifamily Project over 6 stories
2010	Via, Sunnyvale, CA	Gold Nugget, Award of Merit - Best on the Boards Multifamily Projects (Best Plan)
2010	Belmont Station, Los Angeles, CA	Gold Nugget, Award of Merit - Best Affordable Project
ACTIVE DEVELOPMENT COMMUNITIES (Starting in 2011)
Fourth & U - Berkeley, CA
8
Northern California
Seattle
2
3
1)  West Dublin - 309 units ($94.5 million)
2)  Cadence Phase 1 - 280 units ($98.6 million)
3) Queen Anne - 275 units ($79.1 million)
1

REDEVELOPMENT
28 units added at Foothill Commons - Bellevue, WA
Before/After at Highridge - Rancho Palos Verdes, CA
Before/After at Elevation (Eagle Rim) - Redmond, WA

SAN JOSE
Via - Sunnyvale, CA
Family Tree - Santa Clara, CA
Bella Villagio - San Jose, CA
Cadence Campus - San Jose, CA

Job Growth vs. Total Residential Supply
(% change)
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
'94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11f
Jobs
Supply
Population

Estimated Job Growth by Sector
Construction
Manufacturing
T.T.U.
Info
Finance
Prof & Bus Services
Other Services
Government
-4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0%
U.S.
San Jose

Average Rent as a % of Median Household Income
(in 000's)
$100
$90
$80
$70
$60
$50
$40
$30
28%
26%
24%
22%
20%
18%
16%
14%
12%
10%
8%
'90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11f
Median Household Income (left axis)
Rent as % Income (right axis)
Average Value 1990-'10 (right axis)

San Jose vs. U.S. Average Earnings Comparison
	SJ MSA		U.S.
	Average Wage	% of Total Jobs	Average Wage	% of Total Jobs
Construction	$73,144	4%	$50,268	4%
Manufacturing	$145,811	17%*	$68,393	9%
T.T.U	$68,868	15%	$45,227	19%
Information	$183,894	5%	$86,949	2%
Financial	$37,193	4%	$48,585	6%
Prof/Bus. Services	$92,283	19%	$57,552	13%
Other Services	$52,873	25%	$36,955	29%
Government	$84,500	11%	$62,914	18%
Weighted Average	$89,752		$50,784
Economy.com, 2011, Earnings for 2009 * Predominately technology related
Gap = 11% of
current rents

SEATTLE
Joule - Seattle, WA
Queen Anne - Seattle, WA
Courtyard off Main - Bellevue, WA
Elevation (Eagle Rim) - Redmond, WA

Job Growth vs. Total Residential Supply
(% change)
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
'94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11f
Jobs
Supply
Population

Estimated Job Growth by Sector
Construction
Manufacturing
T.T.U.
Info
Finance
Prof & Bus...
Other Services
Government
-2.0% -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0%
U.S.
Seattle

Average Rent as a % of Median Household Income (in 000's)
$80
$70
$60
$50
$40
$30
20%
18%
16%
14%
12%
10%
8%
'90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11f
Median Household Income (left axis)
Rent as % Income (right axis)
Average Value 1990-'10 (right axis)

Seattle vs. U.S. Average Earnings Comparison
	SEA MSA		U.S.
	Average Wage	% of Total Jobs	Average Wage	% of Total Jobs
Construction	$68,400	5%	$50,268	4%
Manufacturing	$92,793	11%	$68,393	9%
T.T.U	$56,441	18%	$45,227	19%
Information	$147,010	6%	$86,949	2%
Financial	$50,203	6%	$48,585	6%
Prof/Bus. Services	$68,726	14%	$57,552	13%
Other Services	$40,137	25%	$36,955	29%
Government	$68,678	15%	$62,914	18%
Weighted Average	$65,876		$50,784
*Economy.com, 2011, Earnings for 2009
Gap = 10% of
current rents

LOS ANGELES
416 on Broadway - Glendale, CA
Millennium, Los Angeles, CA
Bellerive, Los Angeles, CA

Job Growth vs. Total Residential Supply
(% change)
4.0%
2.0%
0.0%
-2.0%
-4.0%
'94
'95
'96
'97
'98
'99
'00
'01
'02
'03
'04
'05
'06
'07
'08
'09
'10
'11f
Jobs
Supply
Population

Estimated Job Growth by Sector
Construction
Manufacturing
T.T.U.
Info
Finance
Prof & Bus Services
Other Services
Government
-2.0%
-1.0%
0.0%
1.0%
2.0%
3.0%
4.0%
U.S.
Los Angeles

Government	$75,353	**15**%	$62,914	**18**%

Average Rent as a % of Median Household Income
(in 000's)
$70
$60
$50
$40
$30
27%
22%
18%
13%
8%
'90
'91
'92
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02
'03
'04
'05
'06
'07
'08
'09
'10
'11f
Median Household Income (left axis)
Rent as % Income (right axis)
Average Value 1990- '09 (right axis)

Los Angeles vs. U.S. Average Earnings Comparison
	LA MSA		U.S.
	Average Wage	% of Total Jobs	Average Wage	% of Total Jobs
Construction	$58,565	3%	$50,268	4%
Manufacturing	$73,593	10%	$68,393	9%
T.T.U	$50,381	20%	$45,227	19%
Information	$111,157	5%	$86,949	2%
Financial	$42,135	5%	$48,585	6%
Prof/Bus. Services	$64,705	14%	$57,552	13%
Other Services	$44,148	28%	$36,955	29%
Government	$75,353	15%	$62,914	18%
Weighted Average	$59,645		$50,784
*Economy.com, 2011, Earnings for 2009
Gap = 10% of
current rents

ORANGE COUNTY
Axis 2300 - Irvine, CA
Essex Skyline - Santa Ana, CA
Anavia - Anaheim, CA

Job Growth vs. Total Residential Supply
(% change)
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
'94
'95
'96
'97
'98
'99
'00
'01
'02
'03
'04
'05
'06
'07
'08
'09
'10
'11f
Jobs
Supply
Population

Estimated Job Growth by Sector
Construction
Manufacturing
T.T.U.
Info
Finance
Prof & Bus...
Other Services
Government
-2.0%
-1.0%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
U.S.
Orange County

Government	$74,187	**11%**	$62,914	**18%**

Average Rent as a % of Median Household Income
(in 000's)
$80
$70
$60
$50
$40
$30
27%
22%
18%
13%
8%
'90
'91
'92
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02
'03
'04
'05
'06
'07
'08
'09
'10
'11f
Median Household Income (left axis)
Rent as % Income (right axis)
Average Value 1990-'10 (right axis)

Orange Co. vs. U.S. Average Earnings Comparison
	ORG MSA		U.S.
	Average Wage	% of Total Jobs	Average Wage	% of Total Jobs
Construction	$81,817	5%	$50,268	4%
Manufacturing	$80,612	11%	$68,393	9%
T.T.U	$59,061	18%	$45,227	19%
Information	$81,716	2%	$86,949	2%
Financial	$50,573	8%	$48,585	6%
Prof/Bus. Services	$64,251	18%	$57,552	13%
Other Services	$40,692	27%	$36,955	29%
Government	$74,187	11%	$62,914	18%
Weighted Average	$60,005		$50,784
*Economy.com, 2011, Earnings for 2009
Gap = 6% of
current rents

NOTES

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